JOHNSON MUTUAL FUNDS

Johnson Equity Income Fund	JEQIX, JEQSX

Johnson Opportunity Fund	JOPPX, JOSSX

Johnson International Fund	JINTX

Johnson Enhanced Return Fund	JENHX

Johnson Institutional Core Bond Fund	JIBFX, JIMFX, JIBSX

Johnson Institutional Intermediate Bond Fund	JIBEX, JIMEX

Johnson Institutional Short Duration Bond Fund	JIBDX, JIMDX

Johnson Core Plus Bond Fund	JCPLX

Johnson Municipal Income Fund	JMUNX

Supplement dated July 19, 2024

To the Prospectus and Statement of Additional Information dated May 1, 2024

The following is hereby added on page 39 of the Funds’ Statement of Additional Information:

DISTRIBUTOR

Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell the shares of the Funds on a best-efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. Ultimus Fund Solutions, LLC is the parent company of the Distributor.

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The following is hereby added to the second paragraph of the section entitled “Trustee Qualifications” on page 25 of the Funds’ Statement of Additional Information:

In consideration for equity interests in the Adviser previously owned by Mr. Coates and subsequently repurchased by the Adviser, Mr. Coates receives periodic payments from the Adviser.

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This Supplement and the existing Prospectus dated May 1, 2024, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated May 1, 2024, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-800-541-0170.